Exhibit 10.6
CARIBOU COFFEE COMPANY, INC.
2005 EQUITY INCENTIVE PLAN
RESTRICTED STOCK AWARD AND AGREEMENT
GRANT
This Restricted Stock Award Agreement evidences the grant by Caribou Coffee Company, Inc. (“Company”), in accordance with the Caribou Coffee Company, Inc. 2005 Equity Incentive Plan (“Plan”), of ___________ shares of restricted Stock (the “Restricted Stock”) to _______________________ (“Employee”). This Restricted Stock grant is granted effective as of __________, which shall be referred to as the “Grant Date.”

CARIBOU COFFEE COMPANY, INC.

By:

Name:

Title:

TERMS AND CONDITIONS
     Section 1. Plan and Award Agreement. This Restricted Stock grant is subject to all of the terms and conditions set forth in this Restricted Stock Award Agreement and in the Plan, and if a determination is made that any term or condition set forth in this Restricted Stock Award Agreement is inconsistent with the Plan, the Plan shall control. All of the capitalized terms not otherwise defined in this Restricted Stock Award Agreement shall have the same meaning in this Restricted Stock Award Agreement as in the Plan. A copy of the Plan will be available to Employee upon written request to the Corporate Secretary of the Company.
     Section 2. Stockholder Status. Employee shall have an immediate right to receive cash dividends on all of the shares of Restricted Stock while the shares remain subject to forfeiture under Section 3 and in addition shall have the right to vote such shares. If Employee forfeits shares under Section 3, Employee shall at the same time forfeit Employee’s right to vote the shares and to receive cash dividends paid with respect to the shares. Any stock dividends or other distributions of property made with respect to shares that remain subject to forfeiture under Section 3 shall be held by the Company, and Employee’s rights to receive such dividends or other property shall vest under Section 3 at the same time as the shares with respect to which the dividends or other property are attributable. Except for the right to receive cash dividends and vote described in this Section 2, Employee shall have no rights as a stockholder with respect to any shares of Restricted Stock under this Restricted Stock Award Agreement until such shares have vested under Section 3.

     Section 3. Forfeiture and Vesting.
(a)	General Rule. Employee shall vest in the Restricted Stock only if the requirements of Section 3(b) are met.

(b)	Service Requirement. Employee shall vest in the Restricted Stock as follows:
(1)	25% of the shares of Restricted Stock (rounding down to the nearest whole number) shall vest on ____________, provided Employee remains an employee of the Company or a Subsidiary or Affiliate of the Company from the Grant Date through such date;

(2)	25% of the shares of Restricted Stock (rounding down to the nearest whole number) shall vest on _______________, provided Employee remains an employee of the Company or a Subsidiary or Affiliate of the Company from the Grant Date through such date;

(3)	25% of the shares of Restricted Stock (rounding down to the nearest whole number) shall vest on _____________, provided Employee remains an employee of the Company or a Subsidiary or Affiliate of the Company from the Grant Date through such date;

(4)	the balance of the shares of Restricted Stock shall vest on ______________, provided Employee remains an employee of the Company or a Subsidiary or Affiliate of the Company from the Grant Date through such date;
Each of the dates specified in Section 3(b)(1), (2), (3) and (4) shall be treated as a service vesting date under this Restricted Stock Award Agreement (“Service Vesting Date”). If Employee’s employment terminates for any reason, before shares of Restricted Stock vest, Employee shall forfeit the unvested shares unless otherwise provided in a separate agreement between Employee and the Company. A transfer of employment between the Company and a Subsidiary or Affiliate of the Company or between Subsidiaries or Affiliates of the Company shall not be treated as a termination of employment under this Section 3.
     Section 4. Change in Control. Notwithstanding the vesting rules in Section 3, Section 14 of the Plan shall control if there is a Change in Control of the Company.
     Section 5. Stock Issuance. The Company shall issue the shares of Restricted Stock in the name of Employee upon Employee’s execution of the irrevocable stock power in favor of the Company attached hereto as Exhibit A. the Secretary of the Company shall hold such shares in certificate form or in book entry with the Company’s transfer agent and any distributions made with respect to such shares (other than cash dividends) until such time as the shares have vested or have been forfeited. As soon as practicable after the shares of Restricted Stock vest, the Company shall issue to Employee a stock certificate reflecting the shares that have vested and become nonforfeitable on such date (together with any distributions made with respect to the shares that have been held by the Company) or the Company shall instruct its transfer agent to transfer the shares that have vested and become nonforfeitable on such date (together with any distributions made with respect to the shares that have been held by the Company) from the non-vested to the vested portion of Employee’s account. If shares are forfeited, the shares (together with any distributions made with respect to the shares that have been held by the Company) automatically shall revert back to the Company.
     Section 6. Nontransferable. No rights granted under this Restricted Stock Award Agreement shall be transferable by Employee other than by will or the laws of descent and distribution. The person or persons, if any, to whom the Restricted Stock is transferred by will or by the laws of descent and distribution shall be treated after Employee’s death the same as Employee under this Restricted Stock Award Agreement.
     Section 7. Withholding. Employee consents and agrees to that any tax withholding required as a result of the transfer of the shares of Restricted Stock to Employee or any dividends or other payments made with respect to the shares of Restricted Stock shall be withheld from his or her regular cash compensation, from the shares of Restricted Stock or pursuant to such other means as the Company deems reasonable and appropriate under the circumstances.
     Section 8. Other Laws. The Company shall have the right to refuse to transfer shares of Restricted Stock to Employee if the Company acting in its absolute discretion determines that the transfer of such shares might violate any applicable law or regulation.
     Section 9. No Right to Continue Service. Neither the Plan, this Restricted Stock Award Agreement, nor any related material shall give Employee the right to continue in employment with the Company or a Subsidiary or Affiliate of the Company or shall adversely affect the right of the Company or any Subsidiary or Affiliate of the Company to terminate Employee’s employment with or without cause at any time.
     Section 10. Governing Law. The Plan and this Restricted Stock Award Agreement shall be governed by the laws of the State of Minnesota.
     Section 11. Binding Effect. This Restricted Stock Award Agreement shall be binding upon the Company and Employee and their respective heirs, executors, administrators and successors.
     Section 12. Headings and Sections. The headings contained in this Restricted Stock Award Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Restricted Stock Award Agreement. All references to sections in this Restricted Stock Award Agreement shall be to sections of this Restricted Stock Award Agreement.

Exhibit A
IRREVOCABLE STOCK POWER
FOR THE
CARIBOU COFFEE COMPANY, INC.
2005 EQUITY INCENTIVE PLAN
     As a condition to the grant to the undersigned of ___________ shares of restricted Stock subject to the Restricted Stock Award Agreement made to the undersigned as of ___________ under the Caribou Coffee Company, Inc. 2005 Equity Incentive Plan, or Plan, as evidenced by the related Restricted Stock Award Agreement, the undersigned hereby executes this Irrevocable Stock Power in order to sell, assign and transfer to Caribou Coffee Company, Inc. the Restricted Stock subject to such Restricted Stock Award Agreement for purposes of effecting any forfeiture called for under Section 3 of the related Restricted Stock Award Agreement and does hereby irrevocably give Caribou Coffee Company, Inc. the power (without any further action on the part of the undersigned) to transfer such Restricted Stock on the books and records of Caribou Coffee Company, Inc. back to Caribou Coffee Company, Inc. to effect any such forfeiture. This Irrevocable Stock Power shall expire automatically with respect to the Restricted Stock subject to such Restricted Stock Award Agreement on the date such Restricted Stock is no longer subject to forfeiture under Section 3 of the related Restricted Stock Award Agreement or, if earlier, immediately after such a forfeiture has been effected with respect to such shares of Stock.

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